Exhibit 10.1
AMENDMENT NO. 1 TO
THE TAX RECEIVABLE AGREEMENT

This Amendment No. 1 to the Tax Receivable Agreement (this “Amendment”) is dated as of November 5, 2025, by and among Bumble Inc., a Delaware corporation (the “Company”), and each of the undersigned parties hereto, a “TRA Amendment Party” and together, the “TRA Amendment Parties”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the TRA (as defined below).

RECITALS

WHEREAS, the TRA Amendment Parties previously entered into that certain Tax Receivable Agreement, dated as of February 10, 2021, by and among the Company and each of the other TRA Parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “TRA”);

WHEREAS, the TRA Amendment Parties desire to, among other things, amend the TRA to provide for a one-time payment to each TRA Party as set forth opposite such Person’s name on the Settlement Payment Schedule attached hereto as Exhibit A, and with such payment, (i) the TRA Parties will have no further rights to receive payments (past, current or future) under the TRA and (ii) the Company will have no further payment obligations (past, current or future) to the TRA Parties under the TRA;

WHEREAS, pursuant to, and subject to the qualifications set forth in, Section 7.6(b) of the TRA, the TRA may be amended by the Company and the TRA Parties who would be entitled to receive at least two-thirds of the total amount of the Early Termination Payments payable to all TRA Parties if the Company had exercised its right of early termination on the date of the most recent Exchange prior to such amendment;

WHEREAS, the Board has established a special committee of independent and disinterested members of the Board (the “Special Committee”) to consider a possible transaction or a series of transactions with certain TRA Parties to sell, dispose, transfer, assign or terminate all or a portion of the payments related to Tax Attributes;

WHEREAS, the Special Committee has unanimously (i) determined that it is advisable, fair to and in the best interests of the Company and its stockholders (other than the TRA Parties), and declared it advisable, to enter into this Amendment to provide for Settlement Payments in lieu of any and all amounts payable to the TRA Parties, upon the terms and subject to the conditions set forth in the TRA and this Amendment and (ii) approved and adopted this Amendment and approved the execution and delivery of this Amendment and the performance by the Company of its covenants and other obligations hereunder; and

WHEREAS, upon the effectiveness of this Amendment, the TRA Parties shall execute and deliver the TRA Termination and Release in the form attached hereto as Schedule 1 (the “TRA Termination and Release”).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the TRA Amendment Parties hereto agree as follows:
1.Effective Time of Amendment. This Amendment shall become effective upon the date on which this Amendment has been executed by all of the parties hereto.

2.Amendments to TRA. Upon the effectiveness of this Amendment, the TRA shall be amended as follows:

a.The following shall be added at the end of Section 4.1(a) of the TRA:
“From and after the Amendment Effective Date, the Corporate Taxpayer shall have an obligation to pay, or cause to be paid, to each TRA Party an amount equal to the amount set forth opposite such Person’s name on Exhibit A to Amendment No. 1 (each, a “Settlement Payment” and collectively, the “Settlement Payments”). The Corporate Taxpayer or OpCo, as applicable and as set forth on Exhibit A, shall pay, or cause to be paid, each TRA Party’s Settlement Payment no later than ten (10) Business Days after the return by such TRA Party to the Corporate Taxpayer of a counterpart signature page to the TRA Termination and Release. Notwithstanding anything to the contrary in this Agreement, including, without limitation, Article III and this Article IV, from and after the Amendment Effective Date, the Corporate Taxpayer’s sole and exclusive payment obligations under this Agreement (for the avoidance of doubt, other than in respect of the Surviving TRA Terms (as defined in the TRA Termination and Release)) in respect of each TRA Party shall be to pay, or cause to be paid (including through a distribution from OpCo, as applicable), to such TRA Party, such Person’s Settlement Payment. Notwithstanding anything further to the contrary in this Agreement, including, without limitation, Article III and this Article IV, from and after the Amendment Effective Date, the Corporate Taxpayer will have no further payment obligations (past, current or future) to the TRA Parties under this Agreement (for the avoidance of doubt, other than in respect of the Surviving TRA Terms) upon the payment of all of the Settlement Payments pursuant to this Agreement.”
b.The following shall be added as a new Section 4.4 of the TRA:

“Section 4.4 Tax Treatment. The Parties intend that, for U.S. federal and other applicable tax purposes, each Settlement Payment shall be treated (i) with respect to each Blocker Shareholder, as additional consideration for the exchange of Blocker equity interests for Class A Shares effected as part of the Reorganization, (ii) with respect to each Settlement Payment paid as a distribution from OpCo, as a distribution under Section 731 of the Code with respect to such TRA Party’s Units and (iii) with respect to any Settlement Payment not described in clauses (i) or (ii), as additional consideration for the purchase by the Corporate Taxpayer of the applicable Units Exchanged by such TRA Party. The Parties agree to file all tax returns and take all tax positions consistently with such treatment, except as required by a determination that is final within the meaning of Section 1313(a) of the Code, as amended, or other corresponding provision of applicable law.  The Corporate Taxpayer or OpCo, as applicable, shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law.  To the extent that amounts are so deducted and withheld and paid over to the appropriate taxing authority by the Corporate Taxpayer or OpCo, as applicable, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable TRA Party.  The Corporate Taxpayer or OpCo, as applicable, will use commercially reasonable efforts to provide advance notice to the TRA Party Representative and the applicable TRA Party of any expected deduction and withholding with respect to payments described in clauses (i) through (iii) of the first sentence of this Section 4.4, describe the basis for any determination that such deduction and withholding is required by law and use commercially reasonable efforts to cooperate with the TRA Party Representative and the applicable TRA Party to minimize the amount of any such required deduction and withholding.”

c.The following shall be added to Section 1.1 of the TRA:
“Amendment No. 1” means that certain Amendment No. 1 to the Tax Receivable Agreement entered into as of November 5, 2025, by and among the Corporate Taxpayer and the undersigned parties thereto.
    “Amendment Effective Date” means November 5, 2025.

3.Effect. The TRA, as amended, is hereby confirmed in all respects and shall remain in full force and effect pursuant to the terms thereof.

4.Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile or email with confirmation of transmission by the transmitting equipment or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:
If to the Company, to:

Bumble Inc.
1105 West 41st Street
Austin, Texas 78756
Attention: Deirdre Runnette, Chief Legal Officer
Email: [***]

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Louis Goldberg; Daniel Brass
Email: louis.goldberg@davispolk.com; daniel.brass@davispolk.com with a copy (which shall not constitute notice) to:

Goodwin Procter LLP
New York Times Building
620 Eighth Avenue
New York, NY 10018
Attention: Joshua M. Zachariah; Jean A. Lee
Email: jzachariah@goodwinlaw.com; jeanlee@goodwinlaw.com
5.Miscellaneous.

a.Entire Agreement. This Amendment, the TRA and the TRA Termination and Release constitute the entire agreement among the TRA Amendment Parties that may have related in any way to the subject matter hereof and supersede all prior agreements and understandings both written and oral (including any related discussions), among the TRA Amendment Parties with respect to the subject matter hereof.

b.Rules of Construction. The TRA Amendment Parties hereto agree that they have been represented by counsel or had the opportunity to consult with counsel during the negotiation and execution of this Amendment and therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

c.Waivers. No waiver of any breach of any of the terms of this Amendment shall be effective unless such waiver is made expressly in writing and executed and delivered by the Party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a further or continuing waiver of such breach or a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

d.Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the TRA Amendment Parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the TRA Amendment Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

e.No Third-Party Beneficiaries. Nothing in this Amendment, expressed or implied, is intended to confer on any Person other than the TRA Amendment Parties hereto or their respective successors and assigns any rights, remedies, or liabilities under or by reason of this Amendment; provided that each of the TRA Parties (as defined in the TRA) is an express and intended third party beneficiary of this Amendment.

f.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

g.Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the TRA Amendment Parties and delivered to the other TRA Amendment Parties, it being understood that all TRA Amendment Parties need not sign the same counterpart. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Tax Receivable Agreement as of the date first written above.

COMPANY:

BUMBLE INC.

By: /s/ Kevin D. Cook
Name: Kevin D. Cook
Title: Chief Financial Officer

TRA PARTIES:

BLACKSTONE BUZZ HOLDINGS L.P.

By:	BTO Holdings Manager – NQ L.L.C., its general partner

By:	Blackstone Tactical Opportunities Associates – NQ L.L.C., its managing member

By:	BTOA – NQ L.L.C., its sole member

By: /s/ Christopher J. James
Name: Christopher J. James
Title: Authorized Person

BLACKSTONE TACTICAL OPPORTUNITIES FUND – FD L.P.

By:	Blackstone Tactical Opportunities Associates III – NQ L.P., its general partner

By:	BTO DE GP – NQ L.L.C., its general partner

By: /s/ Christopher J. James
Name: Christopher J. James

Title: Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP – GROWTH ESC L.P.

By:	BXG Side-by-Side GP L.L.C., its general partner

By: /s/ Christopher Placca
Name: Christopher Placca
Title: Managing Director

BCP BUZZ HOLDINGS L.P.

By:	BCP VII Holdings Manager – NQ L.L.C., its general partner
By: /s/    Robert Brooks
Name: Robert Brooks
Title: Authorized Signatory
BTO BUZZ HOLDINGS II L.P.

By:	BTO Holdings Manager L.L.C., its general partner

By:	Blackstone Tactical Opportunities Associates L.L.C., its managing member

By:	BTOA L.L.C., its managing member

By: /s/ Christopher J. James
Name: Name: Christopher J. James
Title: Authorized Person

BSOF BUZZ AGGREGATOR L.L.C.

By:	Blackstone Strategic Opportunity Associates L.L.C., its managing member

By: /s/ Stephen O'Connor

Name: Stephen O'Connor
Title: Authorized Person

BXG BUZZ HOLDINGS L.P.

By:	BXG Holdings Manager L.L.C., its general partner

By: /s/ Christopher Placca
Name: Christopher Placca
Title: Managing Director

ACCEL GROWTH FUND V L.P.

By:	Accel Growth Fund V Associates L.L.C., its general partner

By: /s/ Richard Zamboldi
Name: Richard Zamboldi
Title: Attorney in Fact

ACCEL GROWTH FUND V STRATEGIC PARTNERS L.P.

By:	Accel Growth Fund V Associates L.L.C., its general partner

By: /s/ Richard Zamboldi
Name: Richard Zamboldi
Title: Attorney in Fact

ACCEL GROWTH FUND V INVESTORS (2019) L.L.C.

By: /s/ Richard Zamboldi
Name: Richard Zamboldi
Title: Attorney in Fact

ACCEL LEADERS FUND II L.P.

By:	Accel Leaders Fund II Associates L.L.C., its general partner

By: /s/ Richard Zamboldi
Name: Richard Zamboldi
Title: Attorney in Fact

ACCEL LEADERS FUND II STRATEGIC PARTNERS L.P.

By:	Accel Leaders Fund II Associates L.L.C., its general partner

By: /s/ Richard Zamboldi
Name: Richard Zamboldi
Title: Attorney in Fact

ACCEL LEADERS FUND II INVESTORS (2019) L.L.C.

By: /s/ Richard Zamboldi
Name: Richard Zamboldi
Title: Attorney in Fact

BEEHIVE HOLDINGS II, LP

By:	Beehive Holdings Management II, LLC, its general partner

By: /s/ Whitney Wolfe Herd
Name: Whitney Wolfe Herd
Title: Sole Member

BEEHIVE HOLDINGS III, LP

By:	Beehive Holdings Management III, LLC, its general partner

By: /s/ Whitney Wolfe Herd
Name: Whitney Wolfe Herd
Title: Sole Member

Exhibit A
Settlement Payment Schedule

Schedule 1
TRA Termination and Release

TRA TERMINATION AND RELEASE

THIS TRA TERMINATION AND RELEASE (this “Release”), is entered into as of [•], 2025 (the “Effective Date”) by and between Bumble Inc., a Delaware corporation (the “Company”), and the TRA Party (or TRA Parties) listed on the signature page hereto (each, a “TRA Party” and collectively, the “TRA Parties”).

RECITALS

WHEREAS, the TRA Party has certain rights under that certain Tax Receivable Agreement, dated as of February 10, 2021, by and among the Company and each of the TRA Parties (the “Original Tax Receivable Agreement”), as amended November 5, 2025 (such amendment, the “TRA Amendment” and the Original Tax Receivable Agreement as amended, restated, supplemented or otherwise modified from time to time (including pursuant to the TRA Amendment), the “TRA”);

WHEREAS, the TRA Parties and the Company propose to terminate all other past, present, and future obligations under the TRA (except as expressly provided herein) on the terms and subject to the conditions set forth herein;

WHEREAS, the TRA Party desires to disclaim any future rights or interests to receive payments under the TRA in exchange for such TRA Party’s Settlement Payment; and

NOW, THEREFORE, in consideration of the payments and mutual releases contemplated hereby and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

TERMINATION AND RELEASE

1.Definitions. Capitalized terms used and not defined in this Release (including the preamble and the Recitals hereto) shall have the respective meaning assigned to them in the TRA. For the avoidance of doubt, the Company and its Subsidiaries shall not be deemed to be affiliates of any TRA Party or its affiliates.

Settlement Payment. As consideration for the complete and full termination of the Company’s obligations (past, current or future) under the TRA and relinquishing all rights thereunder as further provided in this Release, the Company agrees to pay, or cause to be paid, the TRA Party’s Settlement Payment at the time set forth in Section 3.

2.Timing of Payment. The Company or OpCo, as applicable, shall pay, or cause to be paid, the TRA Party’s Settlement Payment, as set forth opposite such TRA Party’s name on the Settlement Payment Schedule attached hereto as Exhibit A, via wire transfer to accounts set forth in written wiring instructions provided by the TRA Party no later than ten (10) Business Days after the return of an executed counterpart signature page to this Release by the TRA Party to the Company.

3.Full and Complete Termination of TRA Obligations. The parties hereby acknowledge and agree as follows:

a.Termination of TRA Obligations. Notwithstanding anything contained in the TRA to the contrary, effective upon, and subject to, payment by the Company or OpCo, as applicable, to the TRA Party of its Settlement Payment, the parties hereto agree that, as between the parties, the TRA shall be cancelled and terminated in its entirety, shall become null and void and shall be of no further force or effect, provided, however, that Sections 4.4 (Tax Treatment), 6.1 (Participation in the Corporate Taxpayer’s and OpCo’s Tax Matters), 6.2 (Consistency), 6.3 (Cooperation), 7.1 (Notices), 7.4 (Governing Law), 7.8 (Resolution of Disputes) (for the avoidance of doubt, solely as it relates to Disputes with respect to the Surviving TRA Terms) and 7.12 (Confidentiality) of the TRA (collectively, the “Surviving TRA Terms”) shall survive and remain in effect. For purposes of any notices to be provided pursuant to Section 7.1 of the TRA, the address of the TRA Party is revised as provided with the TRA Party’s signature set forth below.

b.Waiver of Notices; No Early Termination Notice. Notwithstanding any other provisions of this Release or the TRA to the contrary, the TRA Party, effective upon, and subject to, payment to the TRA Party of the TRA Party’s Settlement Payment, waives any past or present obligations of the Company to provide any notices to the TRA Party pursuant to the TRA, including with respect to the TRA Amendment. For the avoidance of doubt, notwithstanding any other provisions of this Release or the TRA to the contrary, the parties agree that entering into this Release does not constitute an Early Termination Notice.

c.Withholding. The Company or OpCo, as applicable, shall be entitled to deduct and withhold from any payment payable pursuant to this Release such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so deducted and withheld and paid over to the appropriate taxing authority by the Company or OpCo, as applicable, such withheld amounts shall be treated for all purposes of this Release as having been paid to the applicable TRA Party. The TRA Party shall promptly provide the Company or OpCo, as applicable, with any applicable tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8 (together with any applicable attachments)) reasonably requested, in connection with determining whether any such deductions and withholdings are required under the United States Internal Revenue Code of 1986, as amended or any provision of United States state and local law. The Company and OpCo acknowledge that, so long as the TRA Party provides an IRS Form W-9, the Company or OpCo, as applicable, does not intend to deduct or withhold any amounts from any payment payable pursuant to this Release.

4.Mutual Release.

a.TRA Party’s Release of Claims. The TRA Party effective upon, and subject to, payment to the TRA Party of the TRA Party’s Settlement Payment generally, irrevocably, unconditionally and completely releases and forever discharges the Company, OpCo, the TRA Party Representative and its and their former, current and future direct or indirect equityholders, and controlling persons, shareholders, members, general or limited partners, subsidiaries, affiliates, officers, directors, managers, trustees, employees, counsel, accountants, agents, financial advisers, consultants, insurers, heirs, administrators and executors of any of the foregoing, and its and their respective successors and assigns (collectively, “Company Released Parties”), from any and all disputes, claims, charges, losses, amounts owed, assessed interest, penalties, damages, taxes, costs, expenses, controversies, demands, rights, liabilities, suits, proceedings, actions or causes of action of every kind and nature (collectively, “Claims”) that the TRA Party has had in the past, now has or might have, whether known or unknown, to the extent arising out of the TRA, except for Claims (x) arising out of or relating to the Company’s or OpCo’s obligation to make Settlement Payments to the TRA Party, as applicable, (y) relating to future obligations of the Company Released Parties in respect of Surviving TRA Terms that arise following the date hereof or (z) arising out of or relating to the TRA Party’s rights as a Holder of Units (other than pursuant to the TRA) or as a director, officer or employee of the Company or any of its Subsidiaries, including in respect of employment arrangements, or rights to indemnification or exculpation. The TRA Party hereby agrees that the TRA Party shall not and shall cause any controlled affiliates not to initiate or file any lawsuit of any kind whatsoever or any complaint or charge against the Company or any of the other Company Released Parties with respect to the matters released and discharged hereby.

b.Company Release of Claims. The Company generally, irrevocably, unconditionally and completely releases and forever discharges the TRA Party, the TRA Party Representative and its and their former, current and future direct or indirect equityholders, controlling persons, shareholders, members, general or limited partners, subsidiaries, affiliates, officers, directors, managers, trustees, employees, counsel, accountants, agents, financial advisers, consultants, insurers, heirs, administrators and executors of any of the foregoing, and its and their respective successors and assigns (collectively, “TRA Released Parties”), from any and all Claims that Company has had in the past, now has or might have, whether known or unknown, to the extent arising out of the TRA, except for Claims relating to future obligations of the TRA Party in respect of the Surviving TRA Terms that arise following the date hereof. The Company hereby agrees that the Company shall not and shall cause any controlled affiliates not to initiate or file any lawsuit of any kind whatsoever or any complaint or charge against the TRA Party or any of the other TRA Released Parties with respect to the matters released and discharged hereby.

c. Release of Unknown Claims. Each party acknowledges that it has been advised to consult with legal counsel and is familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

Being aware of said code section, each party agrees to expressly waive any rights it may have thereunder, as well as under any statute or common law principles of similar effect only with respect to the released matters set forth in this release.

The invalidity or unenforceability of any party of this release shall not affect the validity or enforceability of the remainder of this release or any other term of this release, which shall remain in full force and effect.

5.Representations, Warranties and Covenants of the TRA Party. The TRA Party represents, warrants and covenants to the Company the following:

a.Authority. The TRA Party has full power and authority to enter into this Release and this Release constitutes valid and legally binding obligations of the TRA Party, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

b.Title to and No Assignment of TRA Rights. The TRA Party has good and marketable title to its right to receive certain payments and other rights as expressly provided under the TRA (the “TRA Rights”) and the TRA Party has not, directly or indirectly, assigned or transferred or purported to assign or transfer to any Person any of the TRA Rights or any portion thereof. No Person has any outstanding option or preemptive or similar right to purchase any of TRA Rights.

c.Consents. No consent, approval, qualification, order or authorization of, or filing with, any Person (other than the Company) is required on the part of the TRA Party in connection with the TRA Party’s valid execution, delivery or performance of this Release.

6.Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants to the TRA Party the following:

a.Authority. The Company has full power and authority to enter into this Release, and this Release constitutes a valid and legally binding obligation of the Company, enforceable in accordance with it terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

b.Consents. No consent, approval, qualification, order or authorization of, or filing with, any Person is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Release.

7.Further Assurances. If any further action is reasonably necessary to carry out the intent and purpose of this Release, then each party shall take such further action (including the execution and delivery of further documents), including executing any agreement or providing additional information, documents and other materials for purposes of preparing any financial statement, preparing any tax return or contesting or defending any audit, examination or controversy in connection with the transactions contemplated by this Release, as any other party reasonably requests to carry out such purpose at the requesting party’s expense.

8.Public Disclosures.

a.Disclosure Restrictions. Nothing in this Release shall limit a party’s ability to make such disclosures regarding this Release or the transactions contemplated by this Release including, without limitation, filing this Release with the Securities and Exchange Commission, or any other comparable foreign, domestic, state and local securities regulatory authority to which such party is subject, to the extent required, taking into account the advice of such party’s counsel, to comply with applicable law, including federal securities laws, rules or regulations or the requirements of any exchange on which a party’s (or its affiliate’s) securities may be listed, quoted or traded.

b.Non-Compliance with Disclosure Restrictions. Each party shall be liable for any failure of its affiliates or representatives to comply with the Surviving TRA Terms.

9.Authority to Execute Release. By signing below, each party warrants and represents that the Person signing this Release on its behalf has authority to bind that party and that the party’s execution of this Release is not in violation of any by-law, covenants and/or other restrictions placed upon them.

10.Costs and Expenses. Each party shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated by this Release, except as otherwise expressly provided herein.

11.Governing Law. This Release shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles that would mandate the application of the laws of another jurisdiction.

12.Entire Agreement; No Third Party Beneficiaries. Subject to and except as may be specifically provided herein, this Release constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Release shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Release, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Release.

13.Disclaimer of Reliance. EACH PARTY EXPRESSLY WARRANTS THAT HE, SHE, OR IT HAS CAREFULLY READ THIS RELEASE (INCLUDING THIS DISCLAIMER OF RELIANCE SET FORTH IN APPROPRIATELY CONSPICUOUS LANGUAGE) AND ANY EXHIBITS ATTACHED TO THIS RELEASE, UNDERSTANDS THEIR CONTENTS, AND SIGNS THIS RELEASE AS HIS, HER, OR ITS OWN FREE ACT. EACH PARTY EXPRESSLY WARRANTS THAT NO PROMISE OR RELEASE WHICH IS NOT HEREIN EXPRESSED HAS BEEN MADE TO HIM, HER, OR IT IN EXECUTING THIS RELEASE, AND THAT HE, SHE, OR IT IS NOT RELYING UPON (INDEED, EXPRESSLY DISCLAIMS RELIANCE UPON) ANY STATEMENT OR REPRESENTATION OF ANY PARTY OR ANY AGENT OF THE PARTIES BEING RELEASED HEREBY. EACH PARTY AGREES THIS IS AN ARM’S-LENGTH TRANSACTION (NO FIDUCIARY RELATIONSHIP EXISTS) AND IS RELYING SOLELY ON HIS, HER, OR ITS OWN JUDGMENT, AND EACH PARTY HAS BEEN REPRESENTED BY, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY BUT IS OF THEIR OWN FREE WILL NOT REPRESENTED BY, LEGAL COUNSEL IN THIS MATTER, AS WELL AS CONSULT WITH ANY FINANCIAL, TAX OR OTHER ADVISORS. ANY PARTY WHO IS UNREPRESENTED COVENANTS THAT HE, SHE, OR

IT HAS READ THE ENTIRE CONTENTS OF THIS RELEASE IN FULL, AND IS AWARE OF THE LEGAL CONSEQUENCES OF THIS RELEASE.

14.Counterparts. This Release may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Release by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Release.

15.Severability. If any provision of this Release becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Release, and such court will replace such illegal, void or unenforceable provision of this Release with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Release shall be enforceable in accordance with its terms.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this TRA Termination and Release as of the Effective Date.

COMPANY:

BUMBLE INC.

By:
Name:
Title:

TRA PARTY:

[•]

By:
Name:
Title:

Exhibit A
Settlement Payments